SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2004

BEVERLY NATIONAL CORPORATION

(Name of small business issuer in its charter)

A Massachusetts Corporation	33-22224-B	04-2832201
(State or other jurisdiction of incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

240 Cabot Street Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number, including area code (978) 922-2l00

N/A

(Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report

Beverly National Corporation

Item 5.    Other Events

      Annual Meeting of Stockholders of Beverly National Corporation

The Annual Meeting of Stockholders of Beverly National Corporation (the “Company”), the holding company of Beverly National Bank (the “Bank”), was held on Tuesday, April 27, 2004. Stockholders voted to fix the number of directors at eleven (11), on the election of directors and to ratify the appointment of independent auditors.

The results of the votes of stockholders regarding each proposal are set forth below:

PROPOSAL 1

FIXING NUMBER OF DIRECTORS

The proposal to fix the number of directors, who shall constitute the full Board of Directors, at eleven (11) was approved in that the proposal received the affirmative vote of a majority of the shares voting.

The vote for fixing the number of directors at eleven (11) was as follows:

	“FOR”	“AGAINST”	“ABSTAIN”

Number of Votes:	1,579,328	38,113	10,101

Percentage of Shares Voted:	85.806%	2.07%

Percentage of Shares Entitled to Vote:	96.975%	2.34%

PROPOSAL 2

ELECTION OF DIRECTORS

Each of the four nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve a three-year term or until their successors are elected and qualified.

The vote for electing nominees as directors was as follows:

		For	Withholding Authority*

Richard H. Booth	Number of Shares:	1,608,856	14,736

	Percentage of Shares Voted:	98.788%	.904%

	Percentage of Shares Entitled to Vote:	87.41%	.801%

		For	Withholding Authority*

Suzanne S. Gruhl	Number of Shares:	1,511,707	106,885

	Percentage of Shares Voted:	92.82%	6.56%

	Percentage of Shares Entitled to Vote:	82.13%	5.807%

		For	Withholding Authority*

Clark R. Smith	Number of Shares:	1,603,226	15,366

	Percentage of Shares Voted:	98.44%	.943%

	Percentage of Shares Entitled to Vote:	87.10%	.835%

		For	Withholding Authority*

Michael F. Tripoli	Number of Shares:	1,529,757	57,873

	Percentage of Shares Voted:	93.93%	3.55%

	Percentage of Shares Entitled to Vote:	83.11%	3.144%

*	“Withholding Authority” would include any “Against” or “Abstain” votes.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2004 was approved in that the votes for such appointment exceeded the votes against such appointment.

The vote to ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the year ending December 31, 2004 was as follows:

	“FOR”	“AGAINST”	“ABSTAIN”

Number of Votes:	1,599,572	8,822	10,199

Percentage of Shares Voted:	86.91%	.479%

Percentage of Shares Entitled to Vote:	98.22%	.542%

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Form Financial Information.

None.

(c)	Exhibits.

99.1	Press Release dated April 27, 2004.

Item 9.    Regulation FD Disclosure.

See Item 12.

Item 12.    Results of Operations and Financial Conditions.

On April 27, 2004, the Company issued the attached press release related to its earnings for the year ended December 31, 2003 and for the quarter ended March 31, 2004 and outlining the remarks of Donat A. Fournier, President, Beverly National Corporation at the Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BEVERLY NATIONAL CORPORATION

Dated: April 27, 2004	By:	/s/ PETER E. SIMONSEN

Peter E. Simonsen Treasurer

Exhibit Index.

99.1	Press Release dated April 27, 2004.

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